SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: December 13, 2005

                        Medical Staffing Solutions, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                    000-23967                  91-2135006
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

 8150 Leesburg Pike, Suite 1200, Vienna, Virginia                 22182
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     (Address of principal executive offices)                  (Zip code)

     Registrant's telephone number, including area code:     (703) 641-8890
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

Item 1.01. Entry into a Material Definitive Agrement.

      Investment Agreement

      On December 13, 2005 (the "Transaction Date"), Medical Staffing Solutions, Inc. (the "Company") entered into an Investment Agreement with Cornell Capital Partners, LP ("Cornell Capital" and together with the Company, the "Parties") pursuant to which the Company issued and sold to Cornell Capital, and Cornell Capital purchased from the Company, Three Million Dollars ($3,000,000) of Series A Preferred shares which shall be convertible into shares of the Company's common stock and which amount shall solely consist of (a) the surrendering of certain convertible debentures held by Cornell Capital as of September 2, 2005 equal to $2,184,201.11 ($2,113,332.11 in principal plus $70,869.00 in accrued interest) and (b) an additional cash amount equal to Eight Hundred Fifteen Thousand Seven Hundred Ninety-Eight Dollars and Eighty-Nine Cents ($815,798.89), of which Four Hundred Thousand Dollars ($400,000) was funded as of December 13, 2005 and the remaining Four Hundred Fifteen Thousand Seven Hundred and Ninety-Eight Dollars and Eighty-Nine Cents ($415,798.89) shall be funded two (2) business days prior to the date of the filing of a registration statement with the United States Securities and Exchange Commission pursuant to that certain Investor Registration Rights Agreement dated as of the Transaction Date.

      The Series A Preferred shares have the designations, preferences and rights set forth in the Certificate of Designation as filed with the Secretary of State for the State of Nevada effective December 16, 2005 and attached hereto as Exhibit 4.1 (all terms not defined herein shall have the meanings set forth in the Certificate of Designation). The holders of Series A Preferred shares have the sole right and discretion to elect conversion at any time and from time to time into such number of fully paid and non-assessable shares of common stock equal to the quotient of the Liquidation Amount ($1.00) divided by the Conversion Price, subject to certain adjustments as is more fully set forth in the Certificate of Designation. However, no holder of Series A Preferred shares shall be entitled to convert the Series A Preferred shares to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of common stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of common stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective sixty-one (61) days after the date of such notice). The Conversion Price is equal to ninety-five percent (95%) of the lowest volume weighted average of the common stock for the thirty (30) trading days immediately preceding the date of conversion, as quoted by Bloomberg LP. The holders of Series A Preferred shares shall vote with the holders of common stock on an as converted basis as of the time a vote is taken and not as separate classes.

      Warrant

      On December 13, 2005, the Company issued to Cornell Capital Partners a common stock purchase warrant (the "Warrant") whereby Cornell Capital is entitled to purchase from the Company, upon surrender of the Warrant, Fifteen Million (15,000,000) fully paid and nonassessable shares of our common stock at an exercise price of $0.03 per share (or as subsequently adjusted pursuant to the terms of the Warrant). The Warrant has "piggy back" registration rights and expires five (5) years from the date of issuance, on or about December 13, 2010.

Item 1.02. Termination of a Material Definitive Agreement.

      Warrant

      On December 13, 2005, the Parties terminated the common stock purchase warrant, dated as of August 10, 2005, issued by the Company to Cornell Capital.

      Standby Equity Distribution Agreement

      On January 11, 2006, the Parties entered into a termination agreement (the "Termination Agreement") whereby the Parties terminated that certain (a) Standby Equity Distribution Agreement (the "SEDA"), (b) Registration Rights Agreement,
(c) Escrow Agreement and (d) Placement Agent Agreement, each dated as of March 10, 2004. The Company and Cornell Capital have acknowledged in the Termination Agreement that Cornell Capital shall retain all fees paid by the Company to Cornell Capital pursuant to the SEDA.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective January 1, 2006, Dr. L. Carl Jacobsen has been appointed to serve as Vice President - General Counsel of the Company. Prior to his appointment, Dr. Jacobsen served as Vice President of Human Resources & Administration for the Company since September 25, 2003. Dr. Jacobsen is presently responsible for all legal matters and he also serves as an advisor to the Board of Directors. Dr. Jacobsen earned his JD degree from Antioch School of Law and his PhD in linguistics from UCLA.

      Effective January 1, 2006, Ms. Reeba Magulick has been appointed to serve as Vice President - Corporate Marketing of the Company. Prior to her appointment, Ms. Magulick served as Assistant Vice President, Medical Systems Division for TeleScience and as Vice President of Operations for Nurses Onsite Corp. Ms. Magulick also performed the function of Investor Relations coordinator with Medical Staffing's shareholders. Prior to joining Medical Staffing in February 2004, Ms. Magulick completed a five (5) year tenure at Ford Motor Company, where she succeeded in driving sales, market share, customer satisfaction and profitability performance within her market area. Ms. Magulick earned her Bachelor of Science degree in Commerce with a Marketing Concentration from the University of Virginia's McIntire School of Commerce and she earned an MBA from the University of Maryland's Robert H. Smith School of Business.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description:

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Exhibit             Description
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
Exhibit 4.1         Certificate of Designation of Series A Preferred  Stock, as filed       Provided herewith
                    with the Secretary of State for the State of Nevada on December
                    16, 2005

Exhibit 10.1        Investment Agreement, dated December 13, 2005, by and between           Provided herewith
                    Medical Staffing Solutions, Inc. and Cornell Capital Partners, LP

Exhibit 10.2        Investor Registration Rights Agreement, dated December 13, 2005, by     Provided herewith
                    and between Medical Staffing Solutions, Inc. and Cornell Capital
                    Partners, LP

Exhibit 10.3        Escrow Agreement, dated December 13, 2005, by and among Medical         Provided herewith
                    Staffing Solutions, Inc., Cornell Capital Partners, LP and David
                    Gonzalez, Esq., as Escrow Agent

Exhibit 10.4        Irrevocable Transfer Agent Instructions, dated December 13, 2005, by    Provided herewith
                    and among Medical Staffing Solutions, Inc., David Gonzalez, Esq.
                    and Holladay Stock Transfer, Inc.

Exhibit 10.5        Warrant, dated December 13, 2005, issued by Medical Staffing            Provided herewith
                    Solutions, Inc. to Cornell Capital Partners, LP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDICAL STAFFING SOLUTIONS, INC.


Date: January 18, 2006                  By: /s/ Dr. Brajnandan B. Sahay
                                            ------------------------------------
                                            Name:  Dr. Brajnandan B. Sahay
                                            Title: President